UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2004

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Woodside Street
Dallas, Texas 75204
(Address of principal executive offices) (Zip Code)

(918) 492-7272
(Registrant’s telephone number, including area code)

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Item 5. Other Events:

On April 26, 2004 the Registrant announced that it had signed an agreement with TXU Fuel Company to acquire all of its midstream natural gas assets as described in the Press Release dated April 26, 2004, attached as an Exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

The following is filed herewith:

Exhibit Number 99.1 — Press Release dated April 26, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	U.S. Propane, L.P., General Partner
	By:	U.S. Propane, L.L.C., General Partner

Date: April 29, 2004	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 26, 2004

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